Business Combinations	12 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
Business Combinations
3.	Business Combinations

Athlon Energy Inc. Acquisition

On November 13, 2014, Encana completed the acquisition of all of the issued and outstanding shares of common stock of Athlon Energy Inc. (“Athlon”) for $5.93 billion, or $58.50 per share.  In addition, Encana assumed Athlon’s $1.15 billion senior notes and repaid and terminated Athlon’s credit facility with indebtedness outstanding of $335 million.  Encana funded the acquisition of Athlon with cash on hand.  Transaction costs of approximately $31 million are included in other expenses.  Following completion of the acquisition, Athlon’s $1.15 billion senior notes were redeemed in accordance with the provisions of the governing indentures (See Note 13).  Athlon’s operations focused on the acquisition and development of oil and gas properties located in the Permian Basin in Texas.

The transaction was accounted for under the acquisition method, which requires that the assets acquired and liabilities assumed be recognized at their fair values as of the acquisition date.  The preliminary purchase price allocation, representing consideration paid and the fair values of the assets acquired and liabilities assumed as of the acquisition date, is shown in the table below.

Preliminary Purchase Price Allocation

Assets Acquired:
Cash	$2
Accounts receivable and other current assets	133
Risk management	80
Proved properties	2,124
Unproved properties	5,338
Other property, plant and equipment	2
Other assets	2
Goodwill	1,724
Liabilities Assumed:
Accounts payable and accrued liabilities	(195)
Long-term debt, including revolving credit facility	(1,497)
Asset retirement obligation	(25)
Deferred income taxes	(1,724)
Total Purchase Price (1)	$5,964

(1)    The purchase price includes cash consideration paid for issued and outstanding shares of common stock of Athlon of $58.50 per share totaling $5.93 billion, as well as payments to terminate certain employment agreements with Athlon's management and payments for certain other existing obligations of Athlon.

The Company used the income approach valuation technique for the fair value of assets acquired and liabilities assumed. The carrying amounts of cash, accounts receivable and other current assets, and accounts payable and accrued liabilities approximate their fair values due to the short-term maturity of the instruments.  The fair values of the risk management assets and long-term debt, including the revolving credit facility, are categorized within Level 2 of the fair value hierarchy and were determined using quoted prices and rates from an available pricing source.  The fair values of the proved and unproved properties, other property, plant and equipment, other assets, goodwill, and asset retirement obligation are categorized within Level 3 and were determined using relevant market assumptions, including discount rates, future commodity prices and costs, timing of development activities, projections of oil and gas reserves, and estimates to abandon and reclaim producing wells.

Goodwill arose primarily from the requirement to recognize deferred taxes on the difference between the fair value of the assets acquired and liabilities assumed and the respective carry-over tax basis. Goodwill is not amortized and is not deductible for tax purposes.

The results of operations attributable to the Athlon acquisition are included in the Company's Consolidated Statement of Earnings beginning November 13, 2014.  The assets acquired generated revenues of $176 million and a  net loss of $3 million for the period from November 13, 2014 to December 31, 2014.

Eagle Ford Acquisition

On June 20, 2014, Encana completed the acquisition of approximately 45,500 net acres located in the Eagle Ford shale formation from Freeport-McMoRan Oil & Gas LLC and PXP Producing Company LLC for approximately $2.9 billion, after closing adjustments.  The acquisition included an interest in certain producing properties and undeveloped lands in the Karnes, Wilson and Atascosa counties of south Texas.  Encana funded the acquisition with cash on hand.  Transaction costs of approximately $9 million are included in other expenses.

The transaction was accounted for under the acquisition method.  The final purchase price allocation, representing consideration paid and the fair values of the assets acquired and liabilities assumed as of the acquisition date, is shown in the table below.  Based on the allocation of the consideration paid, no goodwill was recognized.

Final Purchase Price Allocation

Assets Acquired:
Inventory	$4
Proved properties	2,873
Unproved properties	78
Liabilities Assumed:
Asset retirement obligation	(32)
Total Purchase Price	$2,923

The Company used the income approach valuation technique.  The fair values of the assets acquired and liabilities assumed are categorized within Level 3 of the fair value hierarchy.  The fair values of the assets acquired and liabilities assumed were determined using relevant market assumptions, including future commodity prices and costs, timing of development activities, projections of oil and gas reserves, and estimates to abandon and reclaim producing wells.

The results of operations attributable to the Eagle Ford assets are included in the Company's Consolidated Statement of Earnings beginning June 20, 2014.  The assets acquired generated revenues of $585 million and net earnings of $222 million for the period from June 20, 2014 to December 31, 2014.

Unaudited Pro Forma Financial Information

The following unaudited pro forma financial information has been prepared assuming the Athlon and Eagle Ford acquisitions occurred on January 1, 2013.  The pro forma information is not intended to reflect the actual results of operations that would have occurred if the business combinations had been completed at the dates indicated.  In addition, the pro forma information does not project Encana’s results of operations for any future period.

	Athlon		Eagle Ford
For the years ended December 31 ($ millions, except per share amounts)	2014	2013	2014	2013

Revenues, Net of Royalties	$8,572	$6,139	$8,760	$7,189
Net Earnings Attributable to Common Shareholders	$3,486	$158	$3,641	$741
Net Earnings per Common Share:
Basic & Diluted	$4.71	$0.21	$4.91	$1.01
4.